UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 13, 2022

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Shares, without par value	IVC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In its Current Report on Form 8-K filed on August 29, 2022, Invacare Corporation (the “Company”) previously disclosed the appointment of Geoffrey P. Purtill as interim President and Chief Executive Officer of the Company and the appointment of Michael J. Merriman, Jr. as a director and non-executive Chairman of the Board of the Company. On September 13, 2022, the Company’s Compensation and Management Development Committee (the “Committee”) approved certain compensation arrangements in connection with those appointments.
For Mr. Purtill, the Committee approved compensation arrangements providing for the following:
•an initial base salary of USD $500,000 on an annualized basis;
•an annual target incentive amount under the Company’s Executive Incentive Bonus Plan equal to 75% of Mr. Purtill’s base salary; and
•an equity inducement award, granted on September 13, 2022, of 100,000 service-based restricted stock units scheduled to vest over three years in three equal annual installments, subject to the terms of the Company’s equity compensation plan and the applicable award agreement.
The Company and Mr. Purtill entered into a letter agreement, dated September 13, 2022, with respect to the foregoing arrangements, which is filed as Exhibit 10.1 hereto. The foregoing description of the letter agreement is a summary and is qualified in its entirety by reference to the full text of the letter agreement.
For Mr. Merriman, the Committee approved compensation arrangements providing for the following:
•an initial base cash fee of USD $105,000 annually, to be paid in quarterly installments, subject to Mr. Merriman’s continued service as a director;
•an additional cash fee of USD $40,000 annually, to be paid in quarterly installments, subject to Mr. Merriman’s continued service as Chairman of the Board; and
•an equity inducement award, granted on September 13, 2022, of 154,852 service-based restricted stock units scheduled to vest on November 15, 2023, subject to the terms of the Company's equity compensation plan and the applicable award agreement.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Letter agreement, dated September 13, 2022, between Invacare Corporation and Geoffrey P. Purtill.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: September 15, 2022	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel,
Chief Administrative Officer and Secretary

Exhibit Index

Exhibit Number	Description of Exhibit

10.1	Letter agreement, dated September 13, 2022, between Invacare Corporation and Geoffrey P. Purtill.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).